                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350

In connection with the Annual Report of Sanderson Farms, Inc. (the "Company") on Form 10-K for the year ended October 31, 2004 (the "Report"), I, D. Michael Cockrell, Treasurer and Chief Financial Officer of the Company, certify that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/D. Michael Cockrell.
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D. Michael Cockrell
Treasurer and Chief Financial Officer
December 23, 2004